UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2013

BankGuam Holding Company

(Exact name of registrant as specified in its charter)

Guam	000-54483	66-0770448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 West Chalan Santo Papa Hagatna, Guam		96910
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (671) 472-5300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

BankGuam Holding Company (the “Company”) hereby furnishes the following information:

At its meeting on November 25, 2013, the Board of Directors of the Company declared a $0.125 per share quarterly cash dividend. The Company issued a press release on November 29, 2013 regarding the dividend. The dividend will be paid on December 31, 2013 to shareholders of record on December 16, 2013.

A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

99.1	Press Release dated November 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: November 29, 2013	BankGuam Holding Company

	By:	/S/ Lourdes A. Leon Guerrero
Lourdes A. Leon Guerrero
President and Chief Executive Officer

EXHIBIT LIST

Exhibit No.	Description of Exhibit

99.1	Press Release dated November 29, 2013